EXHIBIT 99

                             JOINT FILER INFORMATION

Name: GSCP (NJ), Inc.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: Robert A. Hamwee

Date of Event Requiring Statement: May 19, 2006

Issuer and Ticker Symbol: International Wire Group, Inc. (N/A)


                                 GSCP (NJ), Inc.


                                 By:  /s/ David L. Goret
                                      --------------------
                                      Name:  David L. Goret
                                      Title: Managing Director




                             JOINT FILER INFORMATION

Names: Keith W. Abell, Alfred C. Eckert III, Robert A. Hamwee, Richard M. Hayden, Thomas V. Inglesby, Matthew C. Kaufman, Christine K. Vanden Beukel and Andrew J. Wagner

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: Robert A. Hamwee

Date of Event Requiring Statement: May 19, 2006

Issuer and Ticker Symbol: International Wire Group, Inc. (N/A)


                                 By: /s/ Andrew Wagner
                                     ---------------------
                                     As Attorney-in-Fact*


                                 By: /s/ Robert Hamwee
                                     --------------------
                                     As Attorney-in-Fact*




*Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Wallace Incorporated filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.






                             JOINT FILER INFORMATION

Name: Frederick H. Horton

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: Robert A. Hamwee

Date of Event Requiring Statement: May 19, 2006

Issuer and Ticker Symbol: International Wire Group, Inc. (N/A)

                                 By: /s/ Andrew Wagner
                                     ---------------------
                                     As Attorney-in-Fact*


                                 By: /s/ Robert Hamwee
                                     --------------------
                                     As Attorney-in-Fact*


*Attorneys-in-Fact under Power of Attorney, dated as of May 10, 2006, incorporated by reference to Exhibit 24 to the Form 3 for Ram Holdings Ltd. filed by GSCP (NJ), Inc. et al. on May 11, 2006, with the Securities and Exchange Commission.